UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 27, 2004

Affiliated Managers Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       Results of Operations and Financial Condition

On October 27, 2004, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

ITEM 5.02                                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 26, 2004, the Company issued a press release announcing that, effective January 1, 2005, Sean M. Healey, President and Chief Operating Officer of the Company, will become President and Chief Executive Officer, succeeding founder and Chairman William J. Nutt as Chief Executive Officer. Mr. Nutt will remain Chairman. A copy of this press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.

Mr. Healey, age 43, joined the Company in 1995 as Executive Vice President and in 1999 became President and Chief Operating Officer. He was named to the Company's Board of Directors in May 2001. Prior to joining the Company, Mr. Healey worked for seven years in the Mergers and Acquisitions Department at Goldman, Sachs & Co., focusing on financial institutions. Mr. Healey received a J.D. from Harvard Law School, an M.A. from University College, Dublin, and an A.B. from Harvard College.

ITEM 9.01                                       Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on October 27, 2004.

99.2	Press Release issued by the Company on October 26, 2004.

*                 This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: October 27, 2004
	By:	/s/ Darrell W. Crate
		Name:	Darrell W. Crate
		Title:	Chief Financial Officer, Executive
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on October 27, 2004.

99.2	Press Release issued by the Company on October 26, 2004.

*                 This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.